Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 8, 2020 (the “Third Amendment Effective Date”) by and among e.l.f. Cosmetics, Inc., a Delaware corporation (“e.l.f. Cosmetics”), J.A. RF, LLC, a Delaware limited liability company (“JA RF”), W3ll People, Inc., a Delaware corporation (“W3LL”; collectively with e.l.f. Cosmetics and JA RF, the “Borrowers”), e.l.f. Beauty, Inc., a Delaware corporation (“e.l.f. Beauty”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (in its individual capacity, “BMO”), as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, Borrowers, the other Loan Parties, BMO, as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of December 23, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
2.    Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
a.    Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined term and the definition therefor in appropriate alphabetical order:

“Third Amendment Effective Date” means April 8, 2020.
b.    The definition of “Applicable Margin” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to replace the table set forth therein with the table set forth below:

Level	Consolidated Total Net Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
I	> 5.00:1.00	3.25%	2.25%
II	> 4.00:1.00 but < 5.00:1.00	3.00%	2.00%
III	> 3.00:1.00 but < 4.00:1.00	2.75%	1.75%
IV	> 2.50:1.00 but < 3.00:1.00	2.50%	1.50%
V	> 2.00:1.00 but < 2.50:1.00	2.00%	1.00%
VI	> 1.50:1.00 but < 2.00:1.00	1.75%	0.75%
VII	< 1.50:1.00	1.50%	0.50%

c.    Section 2.09(a) of the Credit Agreement is hereby amended to replace the table set forth therein with the table set forth below:

Level	Consolidated Total Net Leverage Ratio	Unused Fee
I	> 5.00:1.00	0.35%
II	> 4.00:1.00 but < 5.00:1.00	0.35%
III	> 3.00:1.00 but < 4.00:1.00	0.35%
IV	> 2.50:1.00 but < 3.00:1.00	0.35%
V	> 2.00:1.00 but < 2.50:1.00	0.30%
VI	> 1.50:1.00 but < 2.00:1.00	0.25%
VII	< 1.50:1.00	0.25%

d.    Section 7.12(a) of the Credit Agreement is hereby amended to replace the table set forth therein with the table set forth below:

Measurement Period Ending	Maximum Consolidated Total Net Leverage Ratio

March 31, 2020	3.25 to 1.00
June 30, 2020	4.50 to 1.00
September 30, 2020	4.75 to 1.00
December 31, 2020	5.25 to 1.00

March 31, 2021	5.25 to 1.00
June 30, 2021	3.75 to 1.00
September 30, 2021 and each Fiscal Quarter ending thereafter	2.75 to 1.00
e.    Section 7.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Measurement Period of Borrowers set forth below to be less than the ratio set forth below opposite the last day of such Measurement Period:

Measurement Period Ending	Minimum Fixed Charge Coverage Ratio

March 31, 2020	1.15 to 1.00
June 30, 2020	1.15 to 1.00
September 30, 2020	1.15 to 1.00
December 31, 2020	0.95 to 1.00

March 31, 2021	0.90 to 1.00
June 30, 2021 and each Fiscal Quarter ending thereafter	1.15 to 1.00
f.    Exhibit D to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

3.    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
a.    the execution and delivery of this Amendment by the Administrative Agent, the requisite Lenders, the Borrowers and each Loan Party;
b.    all accrued costs, fees and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to Administrative Agent) due and payable to Administrative Agent pursuant to this Amendment and the Credit Agreement, in each case, on or before the Third Amendment Effective Date shall have been paid, to the extent set forth hereunder or otherwise invoiced with reasonable detail at least one (1) Business Day prior to the Third Amendment Effective Date;
c.    the truth and accuracy, in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), of the representations and warranties contained in Section 4 hereof; and

d.    no Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

4.    Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows:

a.    after giving effect to this Amendment, the representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representations and warranties were true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) as of such earlier date;
b.    after giving effect to this Amendment, such Loan Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization;

c.    such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;
d.    the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement, as amended hereby, have, in each case, been duly authorized by all necessary organizational action and (A) do not and will not (i) contravene the terms of its Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.02 of the Credit Agreement)

(x) any Contractual Obligation to which such Person is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (iii) violate any Law material to any Loan Party or Subsidiary in any material respect, except with respect to any conflict, breach, or contravention referred to in clause (A)(ii), to the extent that such conflict, breach or contravention would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) do not or will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for (i) filings necessary to perfect Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent for the benefit of the Lender Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given or made and are in full force and effect or (iii) if the failure to obtain the same, take such action or give such notice could reasonably be expected to result in a Material Adverse Effect;

e.    this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

f.    no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

5.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby. This Amendment is a Loan Document for purposes of the Credit Agreement.

6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf or .tiff files) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment except as permitted by the Credit Agreement.

8.    Governing Law and Jurisdiction.
a.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
b.    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A

FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWERS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.
c.    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
d.    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
9.    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.    Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
11.    Release. In consideration of the Lenders’ and the Administrative Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Administrative Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Administrative Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Administrative Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

LOAN PARTIES:

E.L.F. COSMETICS, INC.

By:    /s/ Scott Milsten
Name:    Scott Milsten
Title:    Senior Vice President

J.A. RF, LLC

By:    /s/ Scott Milsten
Name:    Scott Milsten
Title:    Senior Vice President

E.L.F. BEAUTY, INC.

By:    /s/ Scott Milsten
Name:    Scott Milsten
Title:    Senior Vice President

W3LL PEOPLE, INC.

By:    /s/ Scott Milsten
Name:    Scott Milsten
Title:    Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and as a Lender

By:    /s/ Paul Harris
Name:    Paul Harris
Title:    Managing Director

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

U.S. Bank National Association, as a Lender

By:    /s/ Jason Nadler
Name:    Jason Nadler
Title:    Managing Director

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

BancAlliance Inc., as a Lender
By: Alliance Partners LLC, its attorney-in-fact

By:    /s/ John Gray
Name:    John Gray
Title:    EVP

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Tony Yung
Name:    Tony Yung
Title:    Executive Director

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Morgan Stanley Senior Funding, Inc., as a Lender

By:    /s/ Justin Burton
Name:    Justin Burton
Title:    Vice President

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Stifel Bank & Trust, as a Lender

By:    /s/ Juli Van Hook
Name:    Juli Van Hook
Title:    Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

People's United Bank, National Association, as a Lender

By:    /s/ Kathryn Williams
Name:    Kathryn Williams
Title:    SVP

[Signature Page to Third Amendment to Credit Agreement]